Evergreen Offit California Municipal Bond Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS’ REPORT
24	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Offit California Municipal Bond Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“We expect municipal bonds may potentially continue to provide attractive investment opportunities to the longer-term investor. Financial markets are ever changing and short-term setbacks are inevitable. The consequences of some of these challenges, however, often can be softened by careful preparation; and rewards may be gained if changing market conditions lay the groundwork for longer-term opportunity.”

MANAGEMENT TEAM

Michael Pietronico
Tax-Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/2/1997
	Class A	Class B	Class C	Class I
Class Inception Date	11/8/2002	11/8/2002	11/8/2002	4/2/1997

Average Annual Return*

1 year with sales charge	4.42%	4.52%	7.41%	N/A

1 year w/o sales charge	9.64%	9.52%	9.52%	9.70%

5 year	5.10%	5.79%	5.91%	6.14%

Since inception	5.68%	6.44%	6.38%	6.59%

Maximum sales charge	4.75%	5.00%	1.00%
	Front End	CDSC	Front End	N/A
			1.00%
			CDSC

30-day SEC yield	2.17%	2.20%	2.16%	2.94%

Tax-equivalent yield**	3.53%	3.58%	3.52%	4.79%

12-month income dividends per share***	$0.05	$0.04	$0.04	$0.37

12-month capital gains distributions per share***	$0.00	$0.00	$0.00	$0.07

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
*** For Classes A, B and C for the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I is based on the performance of Select shares of the fund’s predecessor fund, OFFIT California Municipal Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Offit California Municipal Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers 5-Year Municipal Bond Index (LB5YMBI) and the Consumer Price Index (CPI).

The LB5YMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax as well as local income taxes.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 9.64% for the 12-month period ended December 31, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers 5-Year Municipal Bond Index returned 9.27%, while the median return of funds in the Lipper California Intermediate Municipal Debt Funds Classification was 8.08%. Lipper is an independent monitor of mutual fund performance.

We attribute the fund’s strong performance relative to its benchmark and competitive peer group to its active portfolio management style, particularly fund management’s successful navigation of the interest rate environment and shifts in the yield curve. Our emphasis on high-quality, liquid bonds also contributed significantly to returns.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$38,088,058

Average Credit Quality*	AA+

Effective Maturity	7.5 years

Average Duration	5.5 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

The environment was positive, despite some price volatility during the period. The Federal Reserve Board maintained an accommodating monetary policy as equity prices continued to decline and international geopolitical tensions intensified. The supply and demand relationship also was positive for municipal bonds. Supply hit a record-setting level in 2002, met by willing investors with plentiful cash flows. The historically low level of rates and the weak economy helped fuel new issuance. Municipalities took advantage of interest rate levels to fund projects with low-cost debt, or to simply refinance older, higher-cost bonds to tighten their balance sheets. The economic slowdown also contributed to a heavier supply. Tax revenues dwindled, draining municipal coffers and forcing many projects to be funded by debt instead of cash flows. In California, the economy’s stubborn weakness took its toll on the state’s budget. The decline in tax revenues resulted in a large budget deficit, prompting Standard & Poor’s, a premier credit rating agency, to downgrade California’s general obligation bonds to A from A+.

The demand for bonds was hardy. Investors directed funds away from the volatility of stocks toward the relative safety and security of bonds. Furthermore, with yields at historically low levels, a growing number of investors chose municipal bonds over their taxable counterparts to gain the highest possible return that was free of taxes. All of these factors combined to push yields across the maturity spectrum lower and their prices higher. Between December 31, 2001, and December 31, 2002, the yields of 15-year municipal bonds fell from 4.75% to 4.15%, 10-year municipal bond yields dropped from 4.20% to 3.55%, five-year municipal bond yields declined from 3.40% to 2.35%, and yields on two-year municipal bonds moved from 2.19% to 1.33% , according to the Municipal Market Data AAA-rated scale.

PORTFOLIO MANAGER INTERVIEW continued

PORTFOLIO COMPOSITION
(as a percentage of 12/31/2002 portfolio assets)

Water & Sewer	32.6%

General Obligation - Local	24.6%

Short-Term Investments	11.4%

Sales Tax	7.1%

Public Facilities	6.4%

Airport	5.2%

Special Tax	4.2%

Port Authority	3.9%

Education	2.4%

Recreation	2.2%

What strategies did you use to manage the fund?

Seeking to maximize both total return and income, we managed the fund actively. We reassessed portfolio structure on a daily basis-- a strategy designed to enable the fund to generate the highest return possible, based on our interest rate forecast and analysis of the yield curve. Our strategy included identifying maturity ranges with the most attractive relative value based on current market conditions and in anticipation of expected yield curve shifts. We also maintained high levels of quality and liquidity. These qualities helped protect the fund against the credit flare-ups that occurred in the market, a risk that rises when the economy is weak. Furthermore, a high level of quality and liquidity allowed us to make portfolio adjustments smoothly and efficiently.

We maintained a longer duration for much of the period, in anticipation of lower interest rates. Expressed in years, duration measures a portfolio’s sensitivity to changes in interest rates. Lengthening duration increases interest rate sensitivity, while shortening duration enhances price stability. Our primary focus was on bonds with high coupons and 12 to 15-year maturities. This strategy contributed substantially to returns, as within the fund’s short to intermediate-term investment universe, bonds with seven to 15-year maturities turned in higher returns than shorter-term bonds, according to Lehman Brothers.

PORTFOLIO QUALITY*
(as a percentage of 12/31/2002 market value of bonds)

AAA	67.1%

AA	31.2%

Not Rated	1.7%

*Source: Standard & Poor’s

What is your outlook over the next 12 months?

We expect market rates to fluctuate over the next few months, before moving marginally higher. Ongoing geopolitical tensions and a continued accommodating monetary policy have created a tug-of-war for market rates. Expectations of terrorism and the threat of war have kept demand for U.S. Treasuries strong, supporting prices and containing yields. In contrast, many investors believe such a lengthy period of low interest rates will eventually reignite the economy, pushing rates higher and prices lower. While we believe the Fed will not raise interest rates over the next year, we expect the economy eventually should strengthen and market rates should rise. In this environment, we intend to continue managing the fund actively, taking advantage of attractive value, anticipating shifts in the yield curve and interest rate environment, and structuring

PORTFOLIO MANAGER INTERVIEW continued

the fund to maximize performance in our anticipated investment climate.

Municipal bond investors have enjoyed an abundance of benefits over the past three years. In addition to returns that have topped 8%, the tax-advantaged sector has offered quality, liquidity and income. Expecting such generous rewards in a climate of rising rates would be less than prudent. Returns may not approach double digits over the next year; however, we have structured the fund to produce relatively solid returns. The income generated from our substantial position in higher-coupon bonds, for example, should potentially help offset some price declines, as well as enhance stability.

We expect municipal bonds may potentially continue to provide attractive investment opportunities to the longer-term investor. Financial markets are ever changing and short-term setbacks are inevitable. The consequences of some of these challenges, however, often can be softened by careful preparation; and rewards may be gained if changing market conditions lay the groundwork for longer-term opportunity.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended December 31,
2002[1]
CLASS A
Net asset value, beginning of period	$11.04
Income from investment operations
Net investment income	0.05
Net realized and unrealized gains or losses on securities	0.13
Total from investment operations	0.18

Distributions to shareholders from
Net investment income	-0.05

Net asset value, end of period	$11.17
Total return[2]	1.61%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,266
Ratios to average net assets
Expenses[3]	0.68%[4]
Net investment income	1.95%[4]
Portfolio turnover rate	126%

1.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended December 31,
2002[1]
CLASS B
Net asset value, beginning of period	$11.04
Income from investment operations
Net investment income	0.04
Net realized and unrealized gains or losses on securities	0.13
Total from investment operations	0.17

Distributions to shareholders from
Net investment income	-0.04

Net asset value, end of period	$11.17
Total return[2]	1.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$142
Ratios to average net assets
Expenses[3]	1.55%[4]
Net investment income	2.20%[4]
Portfolio turnover rate	126%

1.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended December 31,
2002[1]
CLASS C
Net asset value, beginning of period	$11.04
Income from investment operations
Net investment income	0.04
Net realized and unrealized gains or losses on securities	0.13
Total from investment operations	0.17

Distributions to shareholders from
Net investment income	-0.04

Net asset value, end of period	$11.17
Total return[2]	1.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$924
Ratios to average net assets
Expenses[3]	1.54%[4]
Net investment income	2.16%[4]
Portfolio turnover rate	126%

1.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002[1]	2001	2000	1999	1998
CLASS I
Net asset value, beginning of period	$10.60	$10.61	$10.06	$10.54	$10.37
Income from investment operations
Net investment income	0.37	0.37	0.44	0.40	0.40
Net realized and unrealized gains or losses on securities	0.64	0.24	0.56	-0.48	0.22
Total from investment operations	1.01	0.61	1.00	-0.08	0.62

Distributions to shareholders from
Net investment income	-0.37	-0.37	-0.45	-0.40	-0.41
Net realized gains	-0.07	-0.25	0	0	-0.04
Total distributions to shareholders	-0.44	-0.62	-0.45	-0.40	-0.45

Net asset value, end of period	$11.17	$10.60	$10.61	$10.06	$10.54
Total return	9.70%	5.87%	10.14%	-0.77%	6.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$35,755	$19,785	$15,862	$13,645	$11,066
Ratios to average net assets
Expenses[2]	0.51%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.39%	3.40%	4.31%	3.91%	3.87%
Portfolio turnover rate	126%	203%	183%	20%	51%

1.  As of the close of business on November 8, 2002, Evergreen Offit California Municipal Bond Fund acquired the net assets of OFFIT California Municipal Fund ("OFFIT Fund"). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002, are those of Select shares of OFFIT Fund.

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 87.9%
AIRPORT 5.1%
Los Angeles, CA Dept. Arpt. RRB, Ser. A, 5.375%, 05/15/2007	AAA	$ 550,000	$ 601,815
San Francisco, CA Intl. Arpt. RB, 5.50%, 05/01/2008	AAA	200,000	224,570
San Jose, CA Arpt. RRB, Ser. A, 5.00%, 03/01/2012	AAA	1,000,000	1,118,790
1,945,175
EDUCATION 2.3%
Univ. of CA RB, Multi-Purpose, Ser. K:
5.00%, 09/01/2009	AA	300,000	336,461
5.00%, 09/01/2010	AA	500,000	553,285
889,746
GENERAL OBLIGATION - LOCAL 24.4%
Chaffey, CA Community Dist. GO, Ser. A, 4.00%, 07/01/2010	AAA	500,000	530,770
East Bay, CA Regl. Park Dist. GO, 5.00%, 09/01/2016	AA	2,500,000	2,651,525
Fresno, CA Sch. Dist. GO:
Election 1995, Ser. F, 5.25%, 08/01/2012	AAA	480,000	540,298
Ser. C, 5.50%, 02/01/2008	AAA	200,000	229,108
Los Angeles, CA GO, Ser. A:
5.00%, 09/01/2010	AA	1,000,000	1,127,490
5.25%, 09/01/2013	AAA	1,000,000	1,138,090
Los Angeles, CA Univ. Sch. Dist. GO, Election of 1997, Ser. E, 5.50%, 07/01/2017	AAA	500,000	562,160
San Francisco, CA City & Cnty. GO, 5.00%, 06/15/2008	AAA	1,250,000	1,410,812
San Jose, CA GO, Library Parks & Pub. Safety Projects, 5.00%, 09/01/2017	AA+	500,000	535,590
Santa Monica-Malibu, CA Sch. Dist. GO:
4.15%, 08/01/2006	Aa3	250,000	271,948
5.00%, 08/01/2008	Aa3	275,000	311,410
9,309,201
PORT AUTHORITY 3.8%
Long Beach, CA Harbor RB:
5.75%, 05/15/2007	AAA	100,000	109,130
Ser. A, 5.75%, 05/15/2013	AA-	500,000	563,365
Long Beach, CA Harbor RRB, Ser. A, 6.00%, 05/15/2011	AAA	450,000	525,145
Port Oakland, CA RB, Ser. M, 4.00%, 11/01/2011	AAA	250,000	262,620
1,460,260
PUBLIC FACILITIES 6.4%
San Diego, CA Pub. Facs. Financing Auth. RB, 5.00%, 08/01/2014	AAA	2,200,000	2,416,634
RECREATION 2.2%
Los Angeles Cnty., CA Pub. Works Financing Auth. RB, Regl. Park & Open Space Dist., Ser. A:
5.00%, 10/01/2016	AA	250,000	268,388
5.50%, 10/01/2008	AA	500,000	569,160
837,548
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
SALES TAX 7.1%
San Francisco, CA Bay Area Rapid Trans. Dist. Sales Tax RB, 5.25%, 07/01/2017	AA-	$1,500,000	$ 1,624,680
Santa Clara, CATrans. Auth. Sales Tax RB, Ser. A, 5.00%, 06/01/2017	AAA	1,000,000	1,062,020
2,686,700
SPECIAL TAX 4.2%
Los Angeles, CA Muni. Impt. Corp. Lease RB:
Police Emergency, Ser. F, 4.00%, 09/01/2008	AAA	415,000	447,756
Police Emergency, Ser. G, 5.25%, 09/01/2013	AAA	1,000,000	1,145,980
1,593,736
WATER & SEWER 32.4%
California Dept. Wtr. Resources RB, Wtr. Sys., Ser. U, 5.125%, 12/01/2015	AA	545,000	591,816
California Infrastructure & Econ. Dev. RB, Clean Wtr.
Revolving Fund:
4.00%, 10/01/2011	AAA	790,000	831,578
4.00%, 10/01/2014	AAA	700,000	710,885
Contra Costa, CA Wtr. Dist. RRB:
4.00%, 10/01/2010	AAA	295,000	313,322
Ser. A, 5.00%, 10/01/2016	AAA	495,000	534,610
Ser. L, 4.00%, 10/01/2009	AAA	1,500,000	1,615,410
Los Angeles, CA Wtr. & Pwr. RB:
Ser. A-1, 5.25%, 07/01/2015	AA-	700,000	770,469
Ser. A, 5.25%, 07/01/2014	AAA	2,000,000	2,222,020
Metropolitan Wtr. Dist. Southern CA Wtrwrks. RRB, Ser. A, 5.375%, 07/01/2013	AA	200,000	227,510
Puerto Rico Comwlth. Infrastructure Financing Auth. Spl.
Obligation Bond, Ser. A, 4.75%, 10/01/2011	AAA	500,000	549,295
Sacramento Cnty., CA Sanitation Dist. Financing Auth. RB:
5.50%, 12/01/2017	AAA	500,000	579,340
6.00%, 12/01/2015	AA	250,000	296,115
Cnty. Sanitation Dist. No. 1, 5.40%, 12/01/2017	AAA	1,000,000	1,114,440
Ser. A, 5.25%, 12/01/2012	AA	275,000	309,496
San Diego Cnty., CA Wtr. Auth. COP, Ser. A, 4.00%, 05/01/2008	AAA	1,000,000	1,076,870
San Diego, CA Pub. Facs. Financing Auth. Swr. RB, 6.00%, 05/15/2007	AAA	500,000	580,925
12,324,101
Total Municipal Obligations			33,463,101
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

SHORT-TERM INVESTMENTS 11.3%
MUTUAL FUND SHARES 11.3%
Evergreen Institutional Municipal Money Market Fund (o)	4,306,284	$ 4,306,284
Total Investments (cost $36,202,045) 99.2%		37,769,385
Other Assets and Liabilities 0.8%		318,673
Net Assets 100.0%		$ 38,088,058

(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor to the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
GO	General Obligation
COP	Certificates of Participation
RB	Revenue Bond
RRB	Refunding Revenue Bond
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 36,202,045
Net unrealized gains on securities	1,567,340

Market value of securities	37,769,385
Receivable for securities sold	973,586
Receivable for Fund shares sold	1,000
Interest receivable	420,143
Prepaid expenses and other assets	60,006

Total assets	39,224,120

Liabilities
Dividends payable	26,200
Payable for securities purchased	1,083,870
Advisory fee payable	7,255
Distribution Plan expenses payable	76
Due to other related parties	208
Accrued expenses and other liabilities	18,453

Total liabilities	1,136,062

Net assets	$ 38,088,058

Net assets represented by
Paid-in capital	$ 36,407,869
Overdistributed net investment income	(5,949)
Accumulated net realized gains on securities	118,798
Net unrealized gains on securities	1,567,340

Total net assets	$ 38,088,058

Net assets consists of
Class A	$ 1,265,914
Class B	142,284
Class C	924,456
Class I	35,755,404

Total net assets	$ 38,088,058

Shares outstanding
Class A	113,347
Class B	12,743
Class C	82,793
Class I	3,202,119

Net asset value per share
Class A	$ 11.17
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.73
Class B	$ 11.17
Class C	$ 11.17
Class I	$ 11.17

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Interest	$ 1,076,463

Expenses
Advisory fee	96,378
Distribution Plan expenses
Class A	102
Class B	126
Class C	1,032
Administrative services fees	32,992
Transfer agent fee	8,849
Trustees’ fees and expenses	1,035
Printing and postage expenses	10,881
Custodian fee	7,012
Registration and filing fees	3,405
Professional fees	10,754
Other	8,355

Total expenses	180,921
Less: Expense reductions	(7)
Fee waivers	(38,968)

Net expenses	141,946

Net investment income	934,517

Net realized and unrealized gains or losses on securities
Net realized gains on securities	323,598
Net change in unrealized gains or losses on securities	1,267,985

Net realized and unrealized gains or losses on securities	1,591,583

Net increase in net assets resulting from operations	$ 2,526,100

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2002		2001

Operations
Net investment income		$ 934,517		$ 647,171
Net realized gains on securities		323,598		500,928
Net change in unrealized gains or losses on securities		1,267,985		(66,151)

Net increase in net assets resulting from operations		2,526,100		1,081,948

Distributions to shareholders from
Net investment income
Class A		(943)		0
Class B		(296)		0
Class C		(2,395)		0
Class I		(936,953)		(647,171)
Net realized gains
Class I		(211,130)		(448,478)

Total distributions to shareholders		(1,151,717)		(1,095,649)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	113,336	1,251,000	0	0
Class B	12,729	139,123	0	0
Class C	82,724	911,108	0	0
Class I	2,110,209	23,152,189	550,334	5,928,798

		25,453,420		5,928,798

Net asset value of shares issued in reinvestment of distributions
Class A	11	121	0	0
Class B	14	152	0	0
Class C	69	771	0	0
Class I	70,830	775,474	74,226	795,263

		776,518		795,263

Payment for shares redeemed
Class I	(845,362)	(9,301,328)	(253,830)	(2,787,705)
Net increase in net assets resulting from capital share transactions		16,928,610		3,936,356

Total increase in net assets		18,302,993		3,922,655

Net assets
Beginning of period		19,785,065		15,862,410

End of period		$ 38,088,058		$ 19,785,065

Undistributed (overdistributed) net investment income		$ (5,949)		$ 0

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Offit California Municipal Bond Fund (the “Fund”) is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of the close of business on November 8, 2002, the net assets of OFFIT California Municipal Fund (“OFFIT Fund”), a series of The OFFIT Investment Fund, Inc., were acquired by the Fund in exchange for shares of the Fund. Select shares of OFFIT Fund received Class I shares of the Fund. As OFFIT Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of OFFIT Fund has been carried forward.

The Fund offers Class A, Class B, Class C, and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

NOTES TO FINANCIAL STATEMENTS continued

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

OFFITBANK Fund Advisors, a subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.35% of the Fund’s average daily net assets.

During the year ended December 31, 2002, the investment advisor waived its fees in the amount of $32,484, which represents 0.12% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Prior to September 23, 2002, PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provided administrative, fund accounting, transfer and dividend disbursing agent services for the Fund. For its administrative services, PFPC Inc. received a fee at an annual rate starting at 0.125% and declining to 0.0275% as average daily net assets increased. For providing fund accounting services to the Fund, PFPC Inc. had received a fee of $1,250 per month plus out of pocket expenses.

During the year ended December 31, 2002, PFPC Inc. waived its fees in the amount of $6,484 which represents 0.02% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A shares and 1.00% of the average net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $46,376,095 and $32,753,521, respectively, for the year ended December 31, 2002.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $36,202,045. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,567,340 and $0, respectively, with a net unrealized appreciation of $1,567,340.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Overdistributed Exempt-Interest Income	Undistributed Long-term Capital Gain	Unrealized Appreciation

$ 98,483	$ 5,949	$ 20,315	$ 1,567,340

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to short term capital gains which are treated as ordinary income for income tax purposes.

The tax character of distributions paid for the year ended December 31, 2002 was as follows:

Ordinary Income	Exempt-Interest Dividends	Long-Term Capital Gain

$ 36,305	$ 931,087	$ 184,325

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $7 which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

12. SUBSEQUENT EVENT

Effective January 1, 2003, Evergreen Investment Management Company, LLC, a wholly-owned subsidiary of Wachovia, became the investment advisor to the Fund and is paid for its services at the same rate as its prior investment advisor.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Offit California Municipal Bond Fund (formerly, OFFIT California Municipal Fund), a portfolio of Evergreen Municipal Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 2000 were audited by other auditors whose report thereon, dated February 16, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Offit California Municipal Bond Fund, as of December 31, 2002, the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

ADDITIONAL INFORMATION (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate and per share capital gain distributions of $184,325 and $0.0612, respectively, for the fiscal year ended December 31, 2002.

For the fiscal year ended December 31, 2002, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax is 98.99%.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of December 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564977 2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034